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    STATEMENT OF ADDITIONAL INFORMATION (SAI) SUPPLEMENT DATED JUNE 22, 2009*

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FUND                                                                SAI DATE        FORM #
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
RIVERSOURCE VARIABLE PORTFOLIO FUNDS                                MAY 1, 2009     S-6466-20 AG
RIVERSOURCE DISCIPLINED ASSET ALLOCATION PORTFOLIOS                 MAY 1, 2009     S-6521-20 C
SELIGMAN ASSET ALLOCATION SERIES, INC.                              MAY 1, 2009     N/A
SELIGMAN CAPITAL FUND, INC.                                         MAY 1, 2009     N/A
SELIGMAN CASH MANAGEMENT FUND, INC.                                 MAY 1, 2009     N/A
SELIGMAN COMMON STOCK FUND, INC.                                    MAY 1, 2009     N/A
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.                  MAY 1, 2009     N/A
SELIGMAN CORE FIXED INCOME FUND, INC.                               FEB. 2, 2009    N/A
SELIGMAN FRONTIER FUND, INC.                                        MARCH 2, 2009   N/A
SELIGMAN GLOBAL FUND SERIES, INC.                                   MARCH 2, 2009   N/A
SELIGMAN GROWTH FUND, INC.                                          MAY 1, 2009     N/A
SELIGMAN HIGH INCOME FUND SERIES                                    MAY 1, 2009     N/A
SELIGMAN INCOME AND GROWTH FUND, INC.                               MAY 1, 2009     N/A
SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.                      MAY 1, 2009     N/A
SELIGMAN MUNICIPAL FUND SERIES, INC.                                FEB. 2, 2009    N/A
SELIGMAN MUNICIPAL SERIES TRUST                                     FEB. 2, 2009    N/A
SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.                            FEB. 2, 2009    N/A
SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES                         FEB. 2, 2009    N/A
SELIGMAN PORTFOLIOS, INC.                                           MAY 1, 2009     N/A
SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.                         FEB. 2, 2009    N/A
SELIGMAN VALUE FUND SERIES, INC.                                    MAY 1, 2009     N/A
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The section, Portfolio Holdings Disclosure, for each of the above listed funds has been revised as follows:

PORTFOLIO HOLDINGS DISCLOSURE
Each fund's Board and the investment manager believe that the investment ideas of the investment manager with respect to management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund's Board also believes that knowledge of the fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund's Board has therefore adopted the investment manager's policies and approved the investment manager's procedures, including the investment manager's oversight of subadviser practices, relating to disclosure of the fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders. Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

A complete schedule of each fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of a fund's fiscal quarter, on the SEC's website. In addition, the investment manager makes publicly available information regarding a fund's top ten holdings (including name and percentage of a fund's assets invested in each such holding) and the percentage breakdown of a fund's investments by country, sector and industry, as applicable. This holdings information is made publicly available through the website as of month-end, approximately ten (10) days following the month-end. In addition to the monthly top ten holdings and the portfolio holdings information made available on the SEC website as part of a fund's annual,

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semi-annual and fiscal quarter filings, the investment manager also publishes on its website each fund's full portfolio holdings (including name and percentage of a fund's assets invested in each such holding) as of the end of each calendar quarter. This full list of portfolio holdings is made available approximately thirty (30) days following the end of each calendar quarter.

From time to time, the investment manager may make partial or complete fund holdings information that is not publicly available on the website or otherwise available in advance of the time restrictions noted above (1) to its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the fund (including, without limitation entities identified by name in the fund's prospectus or this SAI, such as custodians, auditors, subadvisers, financial printers (Cenveo, Inc., Bowne, Vestek, Data Communique, Inc.), pricing services (including Reuters Pricing Service, FT Interactive Data Corporation, Bear Stearns Pricing Service, and Kenny S&P), proxy voting services (such as Risk Metrics), and companies that deliver or support systems that provide analytical or statistical information (including Factset Research Systems, Bloomberg, L.P.), (2) to facilitate the review and/or rating of the fund by ratings and rankings agencies (including Morningstar, Inc., Thomson Financial and Lipper Inc.), (3) entities that provide trading, research or other investment related services (including Citigroup, Merrill Lynch & Co., and Morgan Stanley), and (4) fund intermediaries that include the funds in discretionary wrap or other investment programs that request such information in order to support the services provided to investors in the programs. In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (for example, applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. In addition, the fund discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

Each fund's Board has adopted the policies of the investment manager and approved the procedures Ameriprise Financial has established to ensure that the fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from the investment manager's General Counsel's Office, Compliance, and Communications. The PHC has been authorized by the fund's Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by a fund's Chief Compliance Officer or the fund's General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund's shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

For each of Seligman Capital Fund, Seligman Communications and Information Fund, Seligman Frontier Fund, Seligman Growth Fund, Seligman Value Fund Series, Inc. on behalf of its Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund (each, a "fund"), the last sentence of the second paragraph (the last sentence of the first paragraph in Seligman Frontier Fund's SAI) under Investment Strategies and Risks -- Foreign Securities has been revised as follows:

The fund may invest up to 25% of its net assets in foreign investments.

For Seligman LaSalle Real Estate Fund Series, Inc. on behalf of its Seligman LaSalle Monthly Dividend Fund, the first and second sentences of the first paragraph under Investment Strategies and Risks -- Foreign Securities have been revised as follows:

The Monthly Dividend Fund may invest up to 25% of its net assets in foreign investments.

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For Seligman Portfolios, Inc., the first sentence of the first paragraph under
Investment Strategies and Risks -- Foreign Investment Risk Factors has been revised as follows:

Each of Seligman Global Technology Portfolio and Seligman International Growth Portfolio may invest up to 100% of its total assets in foreign securities. Each of Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio may invest up to 25% of its net assets in foreign investments. Each of Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Investment Grade Fixed Income Portfolio may invest up to 10% of its total assets in foreign securities, except that this 10% limit does not apply to foreign securities held through Depositary Receipts which are traded in the US or to commercial paper and certificates of deposit issued by foreign banks.

For Seligman Portfolios, Inc., the first sentence of the first paragraph under Investment Strategies and Risks -- Other Investment Companies has been revised as follows:

Each Portfolio may invest in securities issued by other investment companies.

S-6466-120 A (6/09)
* Valid until next update